Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the

Sarbanes-Oxley Act

I, Lawrence E. Davanzo, President of Wilshire Mutual Funds, Inc. (the “Registrant”), certify, to the best of my knowledge, that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	3/6/06	/s/ Lawrence E. Davanzo
Lawrence E. Davanzo, President (principal executive officer)

I, Scott Boroczi, Treasurer of Wilshire Mutual Funds, Inc. (the “Registrant”), certify, to the best of my knowledge, that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	3/6/06	/s/ Scott Boroczi
Scott Boroczi, Treasurer (principal financial officer)